# BILL OF SALE

This instrument is executed and delivered as of the 15th day of February, 2007 from TRANSYLVANIA INTERNATIONAL, INC., a Nevada corporation ("Grantor") to CLARKDALE MINERALS LLC, a Nevada limited liability company ("Grantee") in relation to the conveyance of the real property described in Exhibit A attached hereto ("Real Property").

For good and valuable consideration, Grantor hereby sells, transfers, sets over and conveys to Grantee the following:

(a) Tangible Personalty. All of the furniture, fixtures, equipment, furnishings, machinery and other personal property of every nature and description, and all replacements thereof now owned by Grantor (including any interest in such property that is leased by Grantor, but subject to the terms of any such leases) and located in or on the Real Property, including, without limitation, all of the personal property described on Exhibit B attached hereto; and

(b) Intangible Personalty. All the right, title and interest of Grantor in and to any and all of the intangible personal property related to the Real Property, including, without limitation, all trade names and trademarks associated with the Real Property, including Grantor's interest in the name of the Real Property, if any; to the plans and specifications and other architectural and engineering drawings for the Real Property and improvements located on the Real Property; warranties; contract rights related to the construction, operation, ownership or management of the Real Property; governmental permits, approvals and licenses to the extent assignable, including, without limitation, all of the intangible personal property described on Exhibit B attached hereto.

TO HAVE AND TO HOLD the Tangible Personalty and Intangible Personalty, to Grantee, its successors and assigns forever; and Grantor binds itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Tangible Personalty and Intangible Personalty to Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the Tangible Personalty and Intangible Personalty or any part thereof, by through or under Grantor, but not otherwise.

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the date written above.

**SELLER:**

TRANSYLVANIA INTERNATIONAL, INC.,
a Nevada corporation

By: Harry B. Crockett
Name: HARRY B. CROCKETT
Title: PRESIDENT

**LEGAL DESCRIPTION OF THE PROPERTY**

EXHIBIT "A" TO
BILL OF SALE

## SCHEDULE ____

All capitalized terms referenced herein shall have the meaning ascribed to such terms in the Agreement and Plan of Merger dated February 15, 2007 among Searchlight Minerals Corp., Verde River Iron Company, LLC, Clarkdale Minerals LLC and Transylvania International, Inc. to which this Schedule "A" is attached.

**Real Estate Assets**

PARCEL I:

Lots 1 and 2, Block 44, TOWN OF CLARKDALE, according to the plat of record in Book 5 of Maps, page 85, records of Yavapai County, Arizona.

PARCEL II:

A portion of the Northeast quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the East one-quarter corner of said Section 20;

Thence South 88°51'07" West, along the East-West mid-section line of said Section 20, a distance of 539.91 feet to the TRUE POINT OF BEGINNING;

Thence continuing South 88°51'07" West, along said mid-section line, a distance of 500.74 feet to a point on the Northeasterly right of way line of Old Highway 89A;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 3920.23 feet, through a central angle of 01°30'45", a distance of 103.48 feet;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 12°01'32", a distance of 622.26 feet;

Thence Northwesterly, along said right of way line on a curve to the left, having a radius of 3920.23 feet, through a central angle of 06°00'00", a distance of 410.53 feet;

Thence North 62°56'30" West, along said right of way, a distance of 534.11 feet to the Southwest corner of Lot 1, Block 13, Town of Clarkdale, as recorded in Book 5 of Maps and Plats, page 85, records of Yavapai County, Arizona;

Thence North 81°24'36" East, along the Southerly boundary of Blocks 13, 12 and 3 in the Town of Clarkdale, a distance of 1245.88 feet;

Thence South 36°03'42" East, a distance of 455.69 feet to a point on the boundary of Rio Vista Subdivision, Parcel 2, which lies North 60°23'59" East, a distance of 20.00 feet from the Northeast corner of Lot 1 in Rio Vista Subdivision, Parcel 2;

Thence South 60°23'59" West, along the Northwesterly boundary of Rio Vista Subdivision, Parcel 2, a distance of 158.00 feet to the Northwest corner of said subdivision;

Thence South 29°36'01" East, along the Southwesterly boundary of said subdivision, a distance of 608.84 feet to the Southwest corner of said subdivision;

Thence North 60°23'59" East, along the Southeasterly boundary of said subdivision, a distance of 173.59 feet to a point on the Southwesterly boundary of Lot 11 in said subdivision;

Thence South 31°04'02" East, a distance of 10.26 feet to the Southwest corner of said Lot 11;

Thence North 58°55'58" East, a distance of 175.00 feet to the Southeast corner of said Lot 11;

Thence North 58°55'58" East, a distance of 45.99 feet to a point on the Southwesterly right of way line of the Arizona Extension Railroad;

Thence South 36°03'42" East, along said right of way line, a distance of 253.38 feet;

Thence South 69°43'35" West a distance of 290.43 feet to the TRUE POINT OF BEGINNING.

PARCEL III:

A parcel of land located in the Southeast quarter of Section 19, and the Southwest quarter of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West (Meas.) (West, Rec.) along the South line of said Section 19, a distance of 1,319.58 feet (Meas.) (1320 + feet, Rec.), to the South 1/16 corner of said Section 19 and the Southwest corner of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence North 03°38'09" East, a distance of 735.98 feet (Meas.) (North 10°00' East, 695 plus or minus feet, Rec.), to a point on the Northerly right of way line of the Phoenix Cement Plant Road and the TRUE POINT OF BEGINNING;

THENCE North 63°31'29" West (Meas.), (North 63°27'09" West, Rec.), along said right of way, a distance of 719.06 feet to a point of curvature;

Thence Northwesterly along said right of way on a curve concave to the right, having a radius of 2804.79 feet through a central angle of 19°23'15", a distance of 949.07 feet to the Southeasterly 37.50 foot right of way line of Main Street;

Thence North 60°37'00" East, along said right of way, a distance of 970.27 feet;

Thence North 55°37'00" East, along said right of way, a distance of 6.51 feet to the Northwest corner of a parcel of land as recorded in Book 168, pages 453 and 454, records of Yavapai County, Arizona;

Thence South 34°23'00" East, a distance of 640.00 feet (Meas. and Rec.), to the Southwest corner of said parcel of land;

Thence North 55°37'00" East, a distance of 900.00 feet (Meas. and Rec.) to the Southeast corner of said parcel of land;

Thence North 55°37'00" East, along an extension of the Southerly boundary of said parcel of land, a distance of 122.80 feet to the Southerly right of way line of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 240.00 feet through a central angle of 23°30'06", a distance of 98.44 feet;

Thence North 73°17'14" East (Meas.), (North 73°12' East Rec.), along said right of way, a distance of 92.71 feet;

Thence Easterly along said right of way on a curve concave to the right, having a radius of 115.00 feet through a central angle of 39°24'00", a distance of 79.08 feet (Meas. and Rec.);

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 210.00 feet through a central angle of 44°29'0" (Meas.) (24°29' Rec.) a distance of 163.04 feet (Meas. and Rec.);

Thence North 68°12'14" East (Meas.) (North 68°07' East Rec.), along said right of way, a distance of 265.64 feet (Meas. and Rec.);

Thence Northeasterly, along said right of way, on a curve concave to the left, having a radius of 200.00 feet, through a central angle of 52°52'0", a distance of 184.54 feet (Meas. and Rec.);

Thence North 15°20'14" East (Meas.) (North 15°15' East, Rec.), along said right of way, a distance of 48.01 feet (Meas. and Rec.), to the Southerly boundary of a parcel of land as recorded in Book 337, page 591, records of Yavapai County, Arizona;

Thence South 52°21'46" East, along said Southerly boundary, a distance of 129.56 feet (Meas.), (South 52°27' East, 116.90 feet, Rec.) to the Westerly right of way line of Highway 89-A;

Thence South 22°33'53" West, along said right of way line, a distance of 135.52 feet to a point on the Northwesterly boundary of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence South 60°55'31" West (Meas.) (South 60°29' West, Rec.) along said boundary, a distance of 770.60 feet;

Thence South 36°04'52" West, along said boundary, a distance of 1405.64 feet (Meas.) (South 35°14' West, 1380.00 feet Rec.) to the TRUE POINT OF BEGINNING.

PARCEL IV:

A parcel of land located in the North half of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

Commencing at the intersection of Ninth Street and Main Street in the Supplemental Dedication Plat of the Town of Clarkdale as recorded in Book 5 of Maps and Plats, Page 83, records of Yavapai County, Arizona;

Thence North 08°39'46" West, along the centerline of said Ninth Street a distance of 37.50 feet to the Northerly boundary of Main Street;

Thence North 81°19'36" East, along said Northerly boundary of Main Street, a distance of 30.00 feet to the Easterly boundary of Ninth Street and the TRUE POINT OF BEGINNING;

Thence North 08°39'46" West, along the Easterly boundary of Ninth Street, a distance of 131.30 feet;

Thence North 81°19'36" East, a distance of 83.82 feet;

Thence South 07°43'24" East, a distance of 29.81 feet;

Thence North 81°19'36" East, a distance of 143.67 feet;

Thence South 08°39'46" East, a distance of 101.49 feet to a point on the Northerly boundary of Main Street;

Thence South 81°19'36" West, along said boundary, a distance of 227.00 feet to the TRUE POINT OF BEGINNING.

PARCEL V:

A portion of Sections 17, 18, 19 and 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West boundary of said Section 18, a distance of 181.66 feet (Meas.) (172.80 feet, Record), to the TRUE POINT OF BEGINNING;

Thence continuing North 00°02'56" West, a distance of 5096.55 feet to the Northwest corner of said Section 18;

Thence North 89°59'29" East, along the North boundary of said Section 18, a distance of 2517.87 feet to the North one-quarter corner of said Section 18;

Thence North 89°55'05" East, along the North boundary of said Section 18, a distance of 2673.48 feet to the Northeast corner of said Section 18;

Thence South 00°06'28" West, along the East boundary of said Section 18, a distance of 18.59 feet to a point on the Northeasterly right-of-way line of the A.T & S.F. Railroad;

Thence Southeasterly, along said right-of-way, on a curve to the left, having a radius of 1859.86 feet, through a central angle of 06°21'11", a distance of 206.22 feet;

Thence South 48°45'16" East, along said right-of-way, a distance of 962.40 feet;

Thence Southerly, along said right-of-way, on a curve to the right, having a radius of 2914.79 feet, through a central angle of 12°51'24", a distance of 654.06 feet to a point on the boundary of the Corporate Limits of the Town of Clarkdale;

Thence along said Corporate Limits of the Town of Clarkdale the following courses:

North 50°46'39" East, a distance of 79.03 feet;

Thence North 57°55'39" East, a distance of 254.00 feet;

Thence North 71°53'39" East, a distance of 292.20 feet;

Thence North 86°10'39" East, a distance of 208.10 feet;

Thence South 71°26'21" East, a distance of 227.50 feet;

Thence South 70°53'21" East, a distance of 143.90 feet;

Thence South 45°13'16" East, a distance of 722.30 feet (Meas.) (723.60 feet, Record);

Thence South 31°52'21" East, a distance of 300.80 feet;

Thence South 10°34'21" East, a distance of 391.10 feet;

Thence South 07°21'39" West, a distance of 318.20 feet;

Thence South 38°20'39" West, a distance of 460.00 feet;

Thence South 46°02'21" East, a distance of 158.96 feet;

Thence leaving the boundary of the Corporate Limits of the Town of Clarkdale, South 25°57'29" West, a distance of 582.76 feet;

Thence North 41°24'31" West, a distance of 20.17 feet;

Thence South 42°23'59" West, a distance of 772.31 feet to a point on the Easterly right-of-way line of the A.T. & S.F. Railroad;

Thence Northerly, along said right-of-way, on a curve to the right, having a radius of 522.96 feet, through a central angle of 05°31'30", a distance of 50.43 feet to a point opposite Railroad Station 1995+22.6;

Thence North 01°51'37" West, along said right-of-way, a distance of 114.71 feet to a point opposite Railroad Station 1994+02.6;

Thence North 00°05'37" East, along said right-of-way, a distance of 294.20 feet to a point opposite Railroad Station 1991+08.3;

Thence Northerly, along said right-of-way, on a curve to the left, having a radius of 1482.40 feet, through a central angle of 13°12'00", a distance of 341.52 feet to a point opposite Railroad Station 1987+78.3;

Thence South 79°39'29" West, a distance of 61.69 feet (Meas.), (62.00 feet, Record) to a point on the Westerly right-of-way line of the A.T. & S.F. Railroad;

Thence Southerly, along said right-of-way line, on a curve to the right, having a radius of 486.22 feet, through a central angle of 14°30'00", a distance of 123.05 feet to a point opposite Railroad Station 1989+04.4;

Thence Southerly, along said right-of-way on a curve to the right, having a radius of 1420.40 feet, through a central angle of 05°25'00", a distance of 134.28 feet to a point opposite Railroad Station 1990+39.0;

Thence South 06°47'40" West, along said right-of-way, a distance of 425.80 feet to a point opposite Railroad Station 1994+64.8;

Thence North 83°12'20" West, along said right-of-way, a distance of 63.00 feet;

Thence South 06°47'40" West, along said right-of-way, a distance of 719.20 feet to a point opposite Railroad Station 2001+84.0;

Thence Southwesterly, along said right-of-way, on a curve to the right, having a radius of 688.94 feet, through a central angle of 39°01'45", a distance of 469.30 feet to a point opposite Railroad Station 2007+04.3;

Thence South 45°49'25" West, along said right of way, a distance of 530.39 feet to a point opposite Railroad Station 2012+34.69;

Thence South 44°10'35" East, a distance of 25.00 feet;

Thence South 45°49'25" West, a distance of 630.04 feet to a point opposite Railroad Station 2018+73.70;

Thence Southwesterly, along said right-of-way, on a curve to the right, having a radius of 713.94 feet, through a central angle of 09°24'22", a distance of 117.21 feet;

Thence South 34°46'11" East, a distance of 99.20 feet (Meas.), (100.00 feet, Record);

Thence South 45°40'02" East, a distance of 644.04 feet to a point on the Northwesterly boundary of the Town of Clarkdale as recorded in Book 5 of Maps, page 83, records of Yavapai County, Arizona;

Thence South 81°19'28" West, along said Town of Clarkdale boundary, a distance of 197.84 feet;

Thence South 61°10'41" West, along said Town of Clarkdale boundary, a distance of 63.88 feet;

Thence South 66°23'42" West, along said Town of Clarkdale boundary, a distance of 393.31 feet;

Thence South 08°45'38" East, along said Town of Clarkdale boundary, a distance of 72.68 feet to the Northeast corner of a parcel as recorded in Book 1014 of Deeds, page 358, records of Yavapai County, Arizona;

Thence South 81°19'01" West, along the North boundary of said parcel, a distance of 192.00 feet to the Northwest corner of said parcel;

Thence South 08°45'38" East, along the Westerly boundary of said parcel, a distance of 50.00 feet to a point on the Northwesterly boundary of the Town of Clarkdale;

Thence South 81°19'01" West, along said Town of Clarkdale boundary, a distance of 550.84 feet;

Thence North 79°07'02" West, along said Town of Clarkdale boundary, a distance of 321.01 feet;

Thence South 78°44'58" West, along said Town of Clarkdale boundary, a distance of 247.18 feet;

Thence South 55°32'20" West, along said Town of Clarkdale boundary, a distance of 866.97 feet to a point on the Northeasterly boundary of the Yavapai-Apache Indian Community of the Camp Verde Reservation as recorded in Book 544 of Deeds, pages 751 through 756, records of Yavapai County, Arizona;

Thence North 34°54'59" West, along said Reservation boundary, a distance of 319.49 feet;

Thence North 39°05'01" East, along said Reservation boundary, a distance of 652.66 feet (Meas.), (655.00 feet, Record), to the centerline of the A.T. & S.F. Railroad;

Thence North 88°39'57" West, along said centerline and Reservation boundary, a distance of 96.85 feet (Meas.), (115.06 feet, Record);

Thence Northwesterly, along said centerline and Reservation boundary, on a curve to the right, having a radius of 1146.28 feet, through a central angle of 33°40'33", a distance of 673.73 feet;

Thence leaving said centerline South 56°21'00" West, along said Reservation boundary, a distance of 1923.33 feet to the Northeasterly right-of-way line of the Phoenix Cement Plant Road;

Thence North 24°36'48" West, along said right-of-way, a distance of 1066.81 feet;

Thence Northwesterly, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 04°50'53", a distance of 250.86 feet to the Southeast corner of a parcel as recorded in Book 251 of Deeds, page 420, records of Yavapai County, Arizona;

Thence North 56°16'50" East, along the Southeasterly boundary of said parcel, a distance of 552.40 feet;

Thence North 40°29'10" West, along the Northeasterly boundary of said parcel, a distance of 789.70 feet to a point on the Southeasterly boundary of a parcel as recorded in Book 988 of Deeds, page 723, records of Yavapai County, Arizona;

Thence North 43°42'50" East, along the Southeasterly boundary of said parcel, a distance of 250.30 feet (Meas.) (250.0 feet, Record), to the Northeast corner of said parcel;

Thence North 50°05'16" West, along the Northerly boundary of said parcel, a distance of 780.88 feet (Meas.) (780.69 feet, Record), to a point on the South right-of-way of the A.T. & S.F. Railroad;

Thence Westerly, along said right-of-way, on a curve to the left, having a radius of 744.02 feet (Meas. and Record), through a central angle of 57°34'54" (Meas.) (57°38'49" Record), a distance of 747.73 feet (Meas.) (748.58 feet, Record);

Thence South 41°00'43" West, along said right-of-way, a distance of 68.21 feet (Meas.) (68.30 feet, Record) to the TRUE POINT OF BEGINNING.

EXCEPT FROM PARCELS II, III, IV & V THE FOLLOWING PARCELS:

EXCEPTION PARCEL A:

A portion of the West half of Section 18, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West line of said Section 18, a distance of 401.50 feet to the Northerly right-of-way of the A.T & S.F. Railroad and the TRUE POINT OF BEGINNING;

Thence continuing North 00°02'56" West, a distance of 3258.50 feet;

Thence North 89°57'04" East, a distance of 400.00 feet;

Thence South 36°30'37" East, a distance of 2524.06 feet;

Thence South 00°02'56" East, a distance of 1472.72 feet to the Northerly right-of-way of the A.T. & S.F. Railroad;

Thence North 48°05'20" West, along said right-of-way, a distance of 157.05 feet;

Thence Westerly, along said right-of-way on a curve to the left, having a radius of 894.02 feet (Rec. & Meas.), through a central angle of 27°56'23" (Meas.) (28°00', Rec.), a distance of 435.96 feet;

Thence North 76°01'43" West, along said right-of-way, a distance of 599.05 feet (Meas.), (597.78 feet, Rec.);

Thence Southwesterly along said right-of-way on a curve to the left, having a radius of 894.02 feet (Rec. & Meas.), through a central angle of 56°32'39", a distance of 882.29 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL B:

A portion of the West half of Section 18 and 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 18;

Thence North 00°02'56" West, along the West line of said Section 18, a distance of 181.66 feet to the Southerly right-of-way of the A.T. & S.F. Railroad;

Thence North 41°00'43" East, along said right-of-way, a distance of 68.21 feet;

Thence Easterly, along said right-of-way, on a curve to the right, having a radius of 744.02 feet (Meas. & Rec.) through a central angle of 57°34'54", a distance of 747.74 feet to the TRUE POINT OF BEGINNING;

Thence continuing along said right-of-way on a curve to the right, having a radius of 744.02 feet (Meas. and Rec.), through a central angle of 05°11'50", a distance of 67.49 feet;

Thence South 76°01'43" East, along said right-of-way, a distance of 599.05 feet (Meas.) (597.78 feet, Rec.);

Thence Southeasterly, along said right-of-way, on a curve to the right, having a 744.02 feet (Meas. and Rec.), through a central angle of 27°56'23" (Meas.), (28'00", Rec.), a distance of 362.81 feet;

Thence South 48°05'20" East, along said right-of-way, a distance of 2036.67 feet (Meas.), (2043.43 feet, Rec.);

Thence Southeasterly, along said right-of-way on a curve to the left, having a radius of 1221.28 feet, through a central angle of 05°31'58", a distance of 117.93 feet;

Thence South 56°21'00" West, a distance of 1843.19 feet to the Easterly right-of-way line of the Cement Plant Road;

Thence North 24°36'48" West, along said right-of-way, a distance of 1066.81 feet;

Thence Northwesterly, along said right-of-way on a curve to the left, having a radius of 2964.79 feet, through a central angle of 04°50'53", a distance of 250.86 feet;

Thence North 56°16'50" East, a distance of 552.40 feet;

Thence North 40°29'10" West, a distance of 789.70 feet;

Thence North 43°42'50" East, a distance of 250.30 feet;

Thence North 50°05'16" West, a distance of 780.88 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL C:

A parcel of land lying in the Northwest quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, and more particularly described as follows:

BEGINNING at the Southwest corner of said Northwest quarter;

Thence North 00°01'46" East, along the West line of said Northwest quarter, a distance of 212.98 feet;

Thence North 89°55'09" East, along a line parallel with the South line of said Northwest quarter, a distance of 1587.62 feet to a point on the Westerly 100-foot right-of-way line of the Phoenix Cement Plant Road;

Thence South 24°30'25" East (Meas.) (South 24°29'45" East, Record), a distance of 233.92 feet to a point on the South line of said Northwest quarter;

Thence South 89°55'09" West, along the South line of said Northwest quarter, a distance of 1684.76 feet to the TRUE POINT OF BEGINNING.

<u>EXCEPTION PARCEL D:</u>

A parcel of land located in the Southeast quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West, along the South line of said Section 19, a distance of 1319.58 feet to the South one-sixteenth corner of said Section 19 and the Southwest corner of a parcel as recorded in Book 937, pages 709-710, records of Yavapai County, Arizona;

Thence North 03°38'09" East, a distance of 735.98 feet to a point on the Northerly right-of-way line of the Phoenix Cement Plant Road;

Thence North 36°04'52" East, a distance of 647.29 feet to the TRUE POINT OF BEGINNING;

Thence North 60°57'30" West, a distance of 431.12 feet;

Thence South 62°00'00" West, distance of 520.00 feet;

Thence North 45°48'35" West, a distance of 840.67 feet to the Southerly right-of-way of Main Street;

Thence North 60°37'00" East, along said right-of-way, a distance of 570.27 feet;

Thence North 55°37'00" East, along said right-of-way, a distance of 6.51 feet;

Thence South 34°23'00" East, a distance of 740.00 feet;

Thence North 55°37'00" East, a distance of 900.00 feet;

Thence North 34°23'00" West, a distance of 100.00 feet;

Thence North 55°37'00" East, a distance of 122.80 feet to the South right-of-way of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right-of-way on a curve to the left, having a radius 240.00 feet, through a central angle of 23°30'06", a distance of 98.44 feet;

Thence North 73°17'14" East, along said right-of-way, a distance of 92.71 feet;

Thence Easterly, along said right-of-way, on a curve to the right, having a radius of 115.00 feet, through a central angle of 39°24', a distance of 79.08 feet;

Thence Easterly, along said right-of-way on a curve to the left, having a radius of 210.00 feet, through a central angle of 44°29', distance of 163.04 feet;

Thence North 68°12'14" East, along said right-of-way, a distance of 265.64 feet;

Thence Northerly, along said right-of-way on a curve to the left, having a radius of 200.00 feet, through a central angle of 52°52', a distance of 184.54 feet;

Thence North 15°20'14" East, along said right-of-way, a distance of 48.01 feet;

Thence South 52°21'46" East, a distance of 129.56 feet to the Westerly right-of-way of Old Highway 89A;

Thence South 22°33'53" West, along said right-of-way, a distance of 135.52 feet;

Thence South 60°55'31" West, a distance of 770.60 feet;

Thence South 36°04'52" West, a distance of 758.35 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL E:

A portion of the Southeast quarter of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West, a distance of 1319.58 feet;

Thence North 03°38'09" East, a distance of 735.98 feet to the Northerly right of way line of the Phoenix Cement Plant Road;

Thence North 63°31'29" West, along said right of way line a distance of 719.06 feet;

Thence Northwesterly, along said right of way line on a curve to the right, having a radius of 2804.79 feet, through a central angle of 19°23'15", a distance of 949.07 feet;

Thence North 60°37'00" East, along the Southeasterly right of way line of Main Street, a distance of 970.27 feet;

Thence North 55°37'00" East, along said right of way line, a distance of 6.51 feet;

Thence South 34°23'00" East, a distance of 640.00 feet to the TRUE POINT OF BEGINNING;

Thence North 55°37'00" East, a distance of 900.00 feet;

Thence South 34°23'00" East, a distance of 100.00 feet;

Thence South 55°37'00" West, a distance of 900.00 feet;

Thence North 34°23'00" West, a distance of 100.00 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL F:

A parcel of land located in the South half of Section 18 and the North half of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, and is more particularly described as follows:

COMMENCING at the North quarter corner of said Section 19;

Thence South 89°35'38" West, along the North line of the Northwest quarter of said Section 19, a distance of 471.13 feet to the North right-of-way of the Santa Fe Railway and the TRUE POINT OF BEGINNING;

Thence North 48°05'20" West, along said right of way, a distance of 216.02 feet;

Thence North 00°02'56" West, a distance of 1139.72 feet;

Thence South 44°37'12" East, a distance of 666.09 feet;

Thence South 51°51'56" East, a distance of 1320.36 feet;

Thence South 41°54'40" West, a distance of 894.17 feet to said right-of-way;

Thence North 48°05'20" West, along said right-of-way, a distance of 1004.31 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL G:

Those portions of the Southwest quarter of Section 17 and the Northwest quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38'59" East, along the South boundary of said Section 17, 741.01 feet to the TRUE POINT OF BEGINNING;

Thence North 62°20'39" West, 552.01 feet;

Thence North 32°01'36" East, 623.10 feet;

Thence South 70°18'00" East, along an existing chain link fence line and along an existing chain link fence line produced, 844.46 feet;

Thence South 32°01'36" West, 740.33 feet;

Thence North 62°20'39" West, 275.34 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL H:

Those portions of the Northwest quarter of Section 20 and the Southwest quarter of Section 17, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38'59" East along the Southerly boundary of said Section 17, a distance of 741.01 feet to a point on the Southwesterly boundary of that parcel described in Book 2263, page 716, Yavapai County Recorder;

Thence South 62°20'39" East, a distance of 275.34 feet to the Southern most corner of said parcel;

Thence North 32°01'36" East along the Westerly boundary of said parcel, a distance of 230.48 feet;

Thence South 57°58'24" East, a distance of 25.00 feet to the TRUE POINT OF BEGINNING;

Thence South 32°01'36" West, a distance of 230.48 feet to a point;

Thence South 57°58'24" East, a distance of 155.16 feet to a point;

Thence North 32°01'36" East, a distance of 290.40 feet to a point;

Thence North 57°58'24" West, a distance of 130.16 feet to a point;

Thence South 32°01'36" West, a distance of 59.92 feet to a point;

Thence North 57°58'24" West, a distance of 25.00 feet to the POINT OF BEGINNING.

EXCEPTION PARCEL I:

A parcel of ground lying in Sections 17 and 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, described as follows:

COMMENCING at a found Dr. Morgan Johnson Brass Cap Monument at the Southwest corner of Section 17 from which a found Dr. Morgan Johnson Brass Cap Monument at the South quarter corner of Section 17 lies North 87°38'59" East (Basis of Bearing) 2654.11 feet (Record North 87°38'59" East, 2554.37 feet per Results of Survey prepared by Joe Jones and Associates, Job No. 89-104 hereafter referred to as "record"):

Thence South 87°38'59" East, 741.10 feet (record 741.01 feet) to the TRUE POINT OF BEGINNING;

Thence South 62°21'22" East, 275.33 feet (record South 52°20'39" East, 275.34 feet) to a found 1/2 inch rebar;

Thence South 32°00'53" West, 211.16 feet (South 32°01'36" West, 211.16 feet per a legal description furnished by First American Title hereafter referred to as "record 2") to a set 5/8 inch rebar with plastic cap stamped "SEC RLS 13015");

Thence North 62°21'22" West, 827.29 feet (North 62°20'39" West, 827.35 feet per record 2) to a set 5/8 inch rebar with plastic cap stamped "SEC RLS 13015";

Thence North 32°00'53" East, 211.16 feet (North 32°01'36" East, 211.16 feet per record 2) to a found 1/2 inch rebar;

Thence South 62°21'22" East, 551.96 feet (South 62°20'39" East, 552.01 feet per record) to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL J:

A parcel of land located in the South half of Section 18 and the North half of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, and is more particularly described as follows:

COMMENCING at the North quarter corner of said Section 19;

Thence South 89°35'38" West, along the North line of the Northwest quarter of said Section 19, a distance of 471.13 feet to the North right-of-way of the Santa Fe Railway and the TRUE POINT OF BEGINNING;

Thence North 48°05'20" West, along said right-of-way, a distance of 216.02 feet;

Thence North 00°02'56" West, a distance of 1139.72 feet;

Thence South 44°37'12" East, a distance of 666.09 feet;

Thence South 51°51'56" East, a distance of 1320.36 feet;

Thence South 41°54'40" West, a distance of 894.17 feet to said right-of-way;

Thence North 48°05'20" West, along said right-of-way, a distance of 1004.31 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL K:

Those portions of the Northwest quarter of Section 20 and the Southwest quarter of Section 17, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southwest corner of said Section 17;

Thence North 87°38'59" East along the Southerly boundary of said Section 17 a distance of 741.01 feet to a point on the Southwesterly boundary of that parcel described in Book 2263, page 716, Yavapai County Recorder;

Thence South 62°20'39" East a distance of 275.34 feet to the Southern most corner of said Parcel;

Thence North 32°01'36" East along the Westerly boundary of said parcel, a distance of 230.48 feet;

Thence South 57°58'24" East, a distance of 25.00 feet to the TRUE POINT OF BEGINNING;

Thence South 32°01'36" West a distance of 230.48 feet to a point;

Thence South 57°58'24" East a distance of 155.16 feet to a point;

Thence North 32°01'36" East a distance of 290.40 feet to a point;

Thence North 57°58'24" West a distance of 130.16 feet to a point;

Thence South 32°01'36" West a distance of 59.92 feet to a point;

Thence North 57°58'24" West a distance of 25.00 feet to the POINT OF BEGINNING.

EXCEPTION PARCEL L:

Following is a description of a parcel of land located in the Northeast quarter of Section 19, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Town of Clarkdale, Yavapai County, Arizona:

(Note: all references to recorded instruments refer to the records of the Yavapai County Recorders Office.)

The parcel of land being described is a portion of the parcel of land described as Parcel 5 in Book 1544, Page 445 and is shown as Parcel 1 on the Record of Survey drawing recorded in Book 99 of Surveys, Map 37.

The parcel is more particularly described by metes and bounds as follows:

COMMENCING at the Northeast corner of the parcel of land described in Book 544, Page 754, which lies on the Southerly line of Parcel 5 described in Book 1544, Page 445, monumented by a 1/2" rebar;

Thence South 39°08'15" West along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 652.53 feet, monumented by a 5/8" rebar;

Thence South 34°51'35" East along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 106.74 feet to the Northwest corner of the Clarkdale Townsite Boundary as shown on the "Map and Plat of Clarkdale" recorded in Book 5 of Maps and Plats, Page 83, monumented as a 5' witness corner with a 5/8" rebar with aluminum cap marked "ARENCO LS 13010", the TRUE POINT OF BEGINNING of this description:

Thence North 55°37'00" East along the Clarkdale Townsite Boundary, 869.13 feet, monumented by a 5/8" rebar with aluminum cap marked "ARENCO LS 13010";

Thence South 34°23'00" East, 212.48 feet to the Southerly line of Parcel 5 and to the North line of the 20.00 foot wide alley dedicated on the "Street and Alley Dedication Plat" recorded in Book 11 of Maps and Plats, Page 69, monumented by a 1/2" rebar;

Thence South 55°36'06" West along the Southerly line of Parcel 5 and along the North line of the 20.00 foot wide alley, 867.36 feet to the intersection of the North line of the 20' wide alley and the West right of way line of 16th Street dedicated on the "Map and Plat of Clarkdale" recorded in Book 5 of Maps and Plats, Page 83, which lies on the Easterly line of the parcel of land described in Book 544, Page 754 monumented by a 1/2" rebar;

Thence North 34°51 '35" West along the Easterly line of the parcel of land described in Book 544, Page 754 and the Southerly line of Parcel 5, 212.72 feet to the TRUE POINT OF BEGINNING of this description.

The BASIS OF BEARINGS for this description is the North line of the Northeast quarter of Section 19, which bears North 89°57'47" East.

<u>EXCEPTION PARCEL M:</u>

A portion of the Northeast quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the East one-quarter corner of said Section 20;

Thence South 88°51'07" West, along the East-West mid-section line of said Section 20, a distance of 539.91 feet to the TRUE POINT OF BEGINNING;

Thence continuing South 88°51'07" West, along said mid-section line, a distance of 500.74 feet to a point on the Northeasterly right of way line of Old Highway 89A;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 3920.23 feet, through a central angle of 01°30'45", a distance of 103.48 feet;

Thence Northwesterly, along said right of way line, on a curve to the left, having a radius of 2964.79 feet, through a central angle of 12°01'32", a distance of 622.26 feet;

Thence Northwesterly, along said right of way line on a curve to the left, having a radius of 3920.23 feet, through a central angle of 06°00'00", a distance of 410.53 feet;

Thence North 62°56'30" West, along said right of way, a distance of 534.11 feet to the Southwest corner of Lot 1, Block 13, Town of Clarkdale, as recorded in Book 5 of Maps and Plats, page 85, records of Yavapai County, Arizona;

Thence North 81°24'36" East, along the Southerly boundary of Blocks 13, 12 and 3 in the Town of Clarkdale, a distance of 1245.88 feet;

Thence South 36°03'42" East, a distance of 455.69 feet to a point on the boundary of Rio Vista Subdivision, Parcel 2, which lies North 60°23'59" East, a distance of 20.00 feet from the Northeast corner of Lot 1 in Rio Vista Subdivision, Parcel 2;

Thence South 60°23'59" West, along the Northwesterly boundary of Rio Vista Subdivision, Parcel 2, a distance of 158.00 feet to the Northwest corner of said subdivision;

Thence South 29°36'01" East, along the Southwesterly boundary of said subdivision, a distance of 608.84 feet to the Southwest corner of said subdivision;

Thence North 60°23'59" East, along the Southeasterly boundary of said subdivision, a distance of 173.59 feet to a point on the Southwesterly boundary of Lot 11 in said subdivision;

Thence South 31°04'02" East, a distance of 10.26 feet to the Southwest corner of said Lot 11;

Thence North 58°55'58" East, a distance of 175.00 feet to the Southeast corner of said Lot 11;

Thence North 58°55'58" East, a distance of 45.99 feet to a point on the Southwesterly right of way line of the Arizona Extension Railroad;

Thence South 36°03'42" East, along said right of way line, a distance of 253.38 feet;

Thence South 69°43'35" West a distance of 290.43 feet to the TRUE POINT OF BEGINNING.

EXCEPTION PARCEL N:

A parcel of land located in the Southeast quarter of Section 19, and the Southwest quarter of Section 20, Township 16 North, Range 3 East, Gila and Salt River Base and Meridian, Yavapai County, Arizona, being more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West (Meas.) (West, Rec.) along the South line of said Section 19, a distance of 1,319.58 feet (Meas.), (1320 + feet, Rec.), to the South 1/16 corner of said Section 19 and the Southwest corner of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence North 03°38'09" East, a distance of 735.98 feet (Meas.) (North 10°00' East, 695 plus or minus feet, Rec.), to a point on the Northerly right of way line of the Phoenix Cement Plant Road and the TRUE POINT OF BEGINNING;

THENCE North 63°31'29" West (Meas.), (North 63°27'09" West, Rec.), along said right of way, a distance of 719.06 feet to a point of curvature;

Thence Northwesterly along said right of way on a curve concave to the right, having a radius of 2804.79 feet through a central angle of 19°23'15", a distance of 949.07 feet to the Southeasterly 37.50 foot right of way line of Main Street;

Thence North 60°37'00" East, along said right of way, a distance of 970.27 feet;

Thence North 55°37'00" East, along said right of way, a distance of 6.51 feet to the Northwest corner of a parcel of land as recorded in Book 168, pages 453 and 454, records of Yavapai County, Arizona;

Thence South 34°23'00" East, a distance of 640.00 feet (Meas. and Rec.), to the Southwest corner of said parcel of land;

Thence North 55°37'00" East, a distance of 900.00 feet (Meas. and Rec.) to the Southeast corner of said parcel of land;

Thence North 55°37'00" East, along an extension of the Southerly boundary of said parcel of land, a distance of 122.80 feet to the Southerly right of way line of Third South Street in the Town of Clarkdale, Arizona;

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 240.00 feet through a central angle of 23°30'06", a distance of 98.44 feet;

Thence North 73°17'14" East (Meas.), (North 73°12' East, Rec.), along said right of way, a distance of 92.71 feet;

Thence Easterly along said right of way on a curve concave to the right, having a radius of 115.00 feet through a central angle of 39°24'00", a distance of 79.08 feet (Meas. and Rec.);

Thence Easterly, along said right of way on a curve concave to the left, having a radius of 210.00 feet through a central angle of 44°29'0" (Meas.), (24°29' Rec.), a distance of 163.04 feet (Meas. and Rec.);

Thence North 68°12'14" East (Meas.), (North 68°07' East, Rec.), along said right of way, a distance of 265.64 feet (Meas. and Rec.);

Thence Northeasterly, along said right of way, on a curve concave to the left, having a radius of 200.00 feet, through a central angle of 52°52'0", a distance of 184.54 feet (Meas. and Rec.);

Thence North 15°20'14" East (Meas.), (North 15°15' East, Rec.), along said right of way, a distance of 48.01 feet (Meas. and Rec.), to the Southerly boundary of a parcel of land as recorded in Book 337, page 591, records of Yavapai County, Arizona;

Thence South 52°21'46" East, along said Southerly boundary, a distance of 129.56 feet (Meas.), (South 52°27' East, 116.90 feet, Rec.) to the Westerly right of way line of Highway 89A;

Thence South 22°33'53" West, along said right of way line, a distance of 135.52 feet to a point on the Northwesterly boundary of a parcel of land as recorded in Book 937, pages 709 and 710, records of Yavapai County, Arizona;

Thence South 60°55'31" West (Meas.), (South 60°29' West, Rec.) along said boundary, a distance of 770.60 feet;

Thence South 36°04'52" West, along said boundary, a distance of 1405.64 feet (Meas.), (South 35°14' West, 1380.00 feet Rec.) to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the following described property:

A parcel of land located in the Southeast quarter of Section 19 and the Southwest quarter of Section 20, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, more particularly described as follows:

COMMENCING at the Southeast corner of said Section 19;

Thence South 89°52'33" West, along the South line of said Section 19, a distance of 1319.58 feet to the South one-sixteenth corner of said Section 19 and the Southwest corner of a parcel as recorded in Book 937, pages 709-710, records of Yavapai County, Arizona;

Thence North 03°38'09" East, a distance of 735.98 feet to a point on the Northerly right of way line of the Phoenix Cement Plant Road;

Thence North 36°04'52" East, a distance of 647.29 feet to the TRUE POINT OF BEGINNING;

Thence North 60°57'30" West, a distance of 431.12 feet;

Thence South 62°00'00" West, a distance of 520.00 feet;

Thence North 45°48'35" West, a distance of 840.67 feet to the Southerly right of way of Main Street;

Thence North 60°37'00" East, along said right of way, a distance of 570.27 feet;

Thence North 55°37'00" East, along said right of way a distance of 6.51 feet;

Thence South 34°23'00" East, a distance of 740.00 feet;

Thence North 55°37'0" East, a distance of 900.0 feet;

Thence North 34°23'00" West, a distance of 100.00 feet;

Thence North 55°37'00" East, a distance of 122.80 feet to the South right of way of Third Street in the Town of Clarkdale, Arizona;

Thence Easterly along said right of way on a curve to the left, having a radius of 240.00 feet, through a central angle of 23°30'06" a distance of 98.44 feet;

Thence North 73°17'14" East, along said right of way, a distance of 92.71 feet;

Thence Easterly, along said right of way on a curve to the right, having a radius of 115.00 feet, through a central angle of 39°24', a distance of 79.08 feet;

Thence Easterly, along said right of way on a curve to the left having a radius of 210.00 feet, through a central angle of 44°29', a distance of 163.04 feet;

Thence North 68°12'14" East, along said right of way, a distance of 265.64 feet;

Thence Northerly, along said right of way on a curve to the left, having a radius of 200.00 feet, through a central angle of 52°52', a distance of 184.54 feet;

Thence North 15°20'14" East, along said right of way a distance of 48.01 feet;

Thence South 52°21'46" East, a distance of 129.56 feet to the Westerly right of way of Old Highway 89A;

Thence South 22°33'53" West, along said right of way, a distance of 135.52 feet;

Thence South 60°55'31" West, a distance of 770.60 feet;

Thence South 36°04'52" West, a distance of 758.35 feet to the TRUE POINT OF BEGINNING.

Also excepting those certain parcels described in Deeds recorded in Book 1804 of Official Records, Page 629, in Book 2148 of Official Records, Page 386 and in Book 4218 of Official Records, Page 219.

EXCEPTION PARCEL O:

All that portion of the Northeast quarter of Section 19, Township 16 North, Range 3 East of the Gila and Salt River Base and Meridian, Yavapai County, Arizona, lying Easterly of the Yavapai-Apache Indian Community property as described in Deed recorded in Book 544 of Deeds, Page 754, Westerly of Parcels 1 and 2 as shown on plat recorded in Book 99 of Land Surveys, Page 37 and South of the A.T. & S.F. Railroad right of way as shown on said plat.

ALSO EXCEPTING any portion lying within 2006 Assessors Parcel No. 400-02-002, and any portion lying within the railroad right-of-way.

ALSO EXCEPTING from the above described parcels being conveyed herein, any portion, if any, lying within those certain parcels conveyed in Deed recorded in Book 4236 of Official Records, page 423 and rerecorded in Book 4469 of Official Records, page 707.

**DESCRIPTION OF THE TANGIBLE AND INTANGIBLE PERSONALTY**

EXHIBIT "B" TO
BILL OF SALE

TI Merger
Schedule of personal property for Bill of Sale

Personal property/intangibles

1. Town of Clarkdale Conditional Use Permit 2003-4 and all related documents

2. Architectural Plans

Contract with Reynold P. Radoccia, Architect dated November 14, 2005 and all documents related to "Project Manual Clarkdale Slag Recovery Project" " Phase 1 – Demonstration Module" "Date July 1, 2006"

3. Leases
    a. Effluent lease dated August 25, 2004 between Town of Clarkdale, Transylvania International, Inc., Verde River Iron Company
    b. Month-to-month rental arrangements
        i. Clarkdale Arizona Central Railroad
        ii. Intellequest / Java House Coffee Shop
        iii. Wild Apache, Inc.
4. Environmental Reports

URS Corporation "Class II Air Quality Permit Application for Verde River Iron Company" Dated September 25, 2006

5. Surveys

Any and all survey documents wherever situated and in whatever form

6. Any and all books and records of TI, wherever situated and in whatever form

7. Equipment, Furniture and fixtures remaining with the commercial property and slag pile site
8. Any and all personal property attached or on premises of TI properties

Other Property
Copper Slag Pile on premises